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              SECURITIES AND EXCHANGE COMMISSION

                     Washington, DC  20549



                            Form 8-K


                         CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  Date of Report: June 6, 1996








                           AT&T CORP.


A New York              Commission File          I.R.S. Employer
Corporation               No. 1-1105             No. 13-4924710




    32 Avenue of the Americas, New York, New York 10013-2412


                Telephone Number (212) 387-5400

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Form 8-K                                               AT&T Corp.
June 6, 1996


Item 5.  Other Events.

See Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

                         Exhibit 99     AT&T Corp. Press Release issued June 6,
                                        1996.

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Form 8-K                                               AT&T Corp.
June 6, 1996




                           SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                AT&T CORP.




                              By:  S. L. Prendergast
                                   Vice President and Treasurer





June 6, 1996


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                         EXHIBIT INDEX


Exhibit
Number
- -------

            99      AT&T Corp. Press Release issued June 6, 1996